UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2026

Date of Report

(Date of earliest event reported)

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55976	98-0505761
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5450 W Sahara Avenue, Suite 300A

Las Vegas, NV 89146

(Address of principal executive offices, including zip code)

(702) 900-7022

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On May 28th, 2026, the Board of Directors of Cytta Corp. (the “Company”) dismissed Sadler, Gibb and Associates, LLC (“Sadler”) as the Company’s independent registered public accounting firm.

During the Company’s fiscal year ended September 30, 2025, Sadler’s engagement by the Company consisted of conducting reviews of the Company’s quarterly financial statements for the periods ending December 31, 2024, March 31, 2025, and June 30th, 2025, and there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). Sadler had not completed its audit procedures or issued any reports on the Company’s September 30, 2025, Financial Statements.

The Company provided Sadler with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Sadler furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.

(b) Appointment of a New Independent Registered Public Accounting Firm

On May 28th, 2026, the Board of Directors approved the appointment of RBSM LLP. (“RBSM”) as the Company’s new independent registered public accounting firm commencing for its fiscal year ending September 30, 2025.

In connection with the Company’s appointment of RBSM as the Company’s independent registered public accounting firm, the Company has not consulted RBSM on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s two most recent fiscal years ended September 30, 2024, and 2023, and the subsequent interim periods through June 30, 2025, neither the Company nor anyone acting on its behalf consulted with RBSM regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytta Corp.

June 1, 2026	By:	/s/ Gary Campbell
	Name:	Gary Campbell
	Title:	Chief Executive Officer

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